[photo of globe]

-------------------------------------------------------------------------------
                                           Annual Report November 30, 2001

Oppenheimer
Quest Global Value Fund, Inc.(SM)

                                                 [logo] OppenheimerFunds(R)
                                                        The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Quest Global Value Fund, Inc.(SM) seeks long-term capital appreciation.

    CONTENTS

  1 Letter to
    Shareholders

  3 An Interview
    with Your Fund's
    Managers

  7 Fund Performance

 12 Financial
    Statements

 33 Independent
    Auditors' Report

 34 Federal
    Income Tax
    Information

 35 Officers and
    Directors

Average Annual Total Returns(*)
           For the 1-Year Period
           Ended 11/30/01
           Without       With
           Sales Chg.    Sales Chg.
-----------------------------------
Class A    -10.04%       -15.21%
-----------------------------------
Class B    -10.57        -14.65
-----------------------------------
Class C    -10.54        -11.36
-----------------------------------
Class N    -10.98        -11.87

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

(*)See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
     The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the eleventh time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
     During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
     It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund.
Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
     As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

[photo of John V. Murphy]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

                 1 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

LETTER TO SHAREHOLDERS

     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education-Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
December 14, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                 2 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Quest Global Value Fund, Inc. perform during the 12 months that ended November 30, 2001?
On an absolute basis, we would have liked stronger performance. Over the one-year period, the Fund was down about 15%. But on a relative basis, we are pleased with the Fund's results, as it outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which declined
[more than 18%] during this period. The Fund also performed well relative to its peer group. For the one-year period, the Fund finished 61 out of 262 global funds tracked by Lipper Analytical Services.(1) In addition, its Class A shares received a four-star (****) overall rating from Morningstar.(2)

Why did Fund performance decline?
In short, we are witnessing a global recession. For several years, a surging U.S. economy had propped up weaker economies worldwide, especially in the emerging-market countries. However, as the U.S. economy edged toward recession this year, economies around the globe lost what little momentum they had. Europe's economies, which had been stronger than the United States for much of the year, are now teetering on the verge of recession due to rising unemployment and a drop in consumer spending.

1. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.
2. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Quest Global Value Fund, Inc. was rated against the following numbers of U.S.-domiciled international equity funds over the following time periods ended 11/30/01:1,304 (3-year), 863 (5-year)and 163 (10-year). With respect to these international equity funds, Oppenheimer Quest Global Value Fund, Inc. received a Morningstar Rating of 4 stars for the three-, five- and ten-year periods, respectively. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Past performance does not guarantee future results.

[photo of Elisa Mazen and Richard Glasebrook]
Portfolio Management
Team (l to r)
Elisa Mazen
Richard Glasebrook

                 3 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

     In Japan, the economy drifted back into recession for the third time in the last decade. The Nikkei Index lost ground, and hopes that a new prime minister would strengthen the economy faded.
     The slowing of these leading economies also had an effect on emerging-market nations. Most of the products manufactured in Latin America and Asia are ultimately sold in the United States. As U.S. consumers reduced their spending, especially after the September 11 terrorist attacks, the pre-existing weakness in these markets intensified.

What factors contributed most to the Fund's relative strength during this period?
Against this backdrop of economic weakness and uncertainty, equity markets favored the kind of less-expensive stocks that are the bedrock of our investment strategy. This renewed interest in value stocks was key to the Fund's relative outperformance during the period. Another factor was a defensive stance that we adopted early in the year, a positioning that emphasized consumer staples, financial services and healthcare stocks.
     Among the Fund's strongest contributors were financial concerns Federal Home Loan Mortgage Corp. (Freddie Mac) and Citigroup, Inc. Freddie Mac is one of the largest underwriters of residential mortgages in the United States. As such, it benefited from 10 interest rate reductions in 2001 that made mortgages more affordable and sparked a sharp rise in demand. Also benefiting from lower interest rates was Citigroup, a global diversified banking and investment organization, which was also able to capitalize on its strong international brand. During economic downturns, consumers in developing nations worry about the long-term viability of smaller banks and tend to shift their assets into larger banks like Citigroup's Citibank.
     One of the Fund's best performing consumer staples holdings was British drugstore chain Boots Co. plc. Companies like Boots are often "recession proof," since consumers must continue to purchase necessities even during an economic

[caption]
Equity investors favored less-expensive stocks of well-run companies--the kind of stocks that are the bedrock of our investment strategy.

                 4 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Average Annual
Total Returns

For the Periods Ended 12/31/01(3)
Class A
1-Year     5-Year        10-Year
-----------------------------------
-19.00%    5.90%         9.46%

Class B                  Since
1-Year     5-Year        Inception
-----------------------------------
-18.89%    6.30%         9.07%

Class C                  Since
1-Year     5-Year        Inception
-----------------------------------
-15.46%    6.59%         8.87%

Class N                  Since
1-Year     5-Year        Inception
-----------------------------------
N/A        N/A           -11.03%

slowdown. Similarly, as consumer demand for basic utilities generally remains constant, Hongkong Electric Holdings Ltd. was another strong contributor to bottom-line results.

What else did your "defensive stance" involve?
We limited our technology and telecommunications holdings, thereby protecting the Fund to some extent from a selloff in these industries. Throughout the year, the value of high-tech shares steadily declined amid profit warnings and investors' concerns that they were overvalued.
     However, even with limited exposure, the Fund still felt the impact of troubles in the sector. For instance, Finland-based Nokia Corp., a strong performer and one of our larger holdings at midyear, struggled during the final six months of the period as consumer demand for wireless headsets (i.e., cellular phones) plummeted. Absent new technologies, there are few compelling reasons for consumers to replace their current phones, and this trend severely impacted Nokia, one of the world's biggest wireless manufacturers. With the stock underperforming and its prospects dimming, we sold most of our shares. Likewise, Alcatel SA, a French optics provider, and Vodafone Group plc, a U.K.-based telecommunications group, suffered and were largely sold out of the portfolio.
     After the dust settled, however, we added to the portfolio selected technology stocks that were selling for considerably less than their intrinsic values. We think that, once business conditions normalize, companies like Sun Microsystems, Inc., EMC Corp. and WorldCom, Inc./WorldCom Group have strong potential to perform well. These companies are very well managed and have strong competitive positions.

What is your outlook for the future?
It's hard to predict the future of global economies or entire industries during these volatile times. But our management philosophy is not driven by these "macro," or large-scale, factors.

3. See Notes on page 10 for further details.

                 5 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

We remain focused on our defensive positions and our bottom-up, analytical approach to finding stocks trading below their intrinsic values. A company's true value is not determined by the market, but by the strength of management and its ability to generate long-term profits. It is our ability to find these kinds of companies, one at a time, that makes Oppenheimer Quest Global Value Fund, Inc. part of The Right Way to Invest.

Regional Allocation(4)

[pie chart]
o United States/
  Canada                 61.9%
o Europe                 25.1
o Asia                   11.1
o Middle East/
  Africa                  1.1
o Emerging
  Europe                  0.8

Top Ten Geographical Diversification Holdings(4)
------------------------------------------------------
United States                                    57.7%
------------------------------------------------------
Great Britain                                    10.7
------------------------------------------------------
Japan                                             8.1
------------------------------------------------------
France                                            5.9
------------------------------------------------------
Canada                                            4.2
------------------------------------------------------
Switzerland                                       3.7
------------------------------------------------------
Sweden                                            1.9
------------------------------------------------------
Hong Kong                                         1.6
------------------------------------------------------
Finland                                           1.5
------------------------------------------------------
Singapore                                         1.4

Top Ten Common Stock Holdings(5)
------------------------------------------------------
Freddie Mac                                       6.5%
------------------------------------------------------
Wells Fargo Co.                                   3.7
------------------------------------------------------
WorldCom, Inc./WorldCom Group                     2.9
------------------------------------------------------
McDonald's Corp.                                  2.9
------------------------------------------------------
M&T Bank Corp.                                    2.4
------------------------------------------------------
Citigroup, Inc.                                   2.3
------------------------------------------------------
ChevronTexaco Corp.                               2.2
------------------------------------------------------
Alcan, Inc.                                       2.0
------------------------------------------------------
Kroger Co.(The)                                   1.9
------------------------------------------------------
SBC Communications, Inc.                          1.9

4. Portfolio is subject to change. Percentages are as of November 30, 2001, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of November 30, 2001, and are based on net assets.

                 6 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. For the 12 months that ended November 30, 2001, Oppenheimer Quest Global Value Fund, Inc. performed poorly on an absolute basis, as economies and equity markets worldwide grew weaker. On a relative basis, however, the Fund performed well, with a smaller loss than its benchmark index, the Morgan Stanley Capital International (MSCI) World Index, or the average global fund, as measured by Lipper Analytical Services, Inc. The United States economy slowed dramatically during the period, thereby contributing to weaker economic growth in many countries that depend upon the U.S. as a trading partner. Against this backdrop, equity markets in most countries weakened. Technology and telecommunications stocks were most deeply affected by the markets' downturn. Consumer staples, healthcare and financial services stocks in general proved more resilient. The first two benefited from consumers' continued need for necessities, despite the economic downturn. Financial stocks benefited from lower interest rates that prompted a rise in demand for mortgages. The Fund's relatively strong performance can be attributed to a below-average investment in high-tech stocks and an above-average investment in financial services and consumer staples stocks. The Fund's holdings, allocations and management are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2001. In the case of Class A shares, performance is measured since the inception of the class on July 2, 1990. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                 7 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                       Oppenheimer Quest               Morgan Stanley Capital
                 Global Value Fund, Inc.                        International
                               (Class A)                    (MSCI)World Index

11/30/91                            9425                                10000
02/28/92                           10363                                10353
05/31/92                           10598                                10406
08/31/92                           10481                                10334
11/30/92                           10305                                10146
02/28/93                           10507                                10511
05/31/93                           11844                                11910
08/31/93                           12583                                12612
11/30/93                           12337                                12006
02/28/94                           13530                                13257
05/31/94                           13379                                13118
08/31/94                           13898                                13739
11/30/94                           13370                                13169
02/28/95                           13561                                13295
05/31/95                           14739                                14553
08/31/95                           15576                                14945
11/30/95                           16010                                15673
02/29/96                           16607                                16532
05/31/96                           17547                                17226
08/31/96                           17388                                16903
11/30/96                           18668                                18688
02/28/97                           19495                                18834
05/31/97                           20633                                20252
08/31/97                           21653                                20763
11/30/97                           21700                                21116
02/28/98                           23391                                23465
05/31/98                           24849                                24397
08/31/98                           20793                                21620
11/30/98                           23734                                25430
02/28/99                           23907                                26543
05/31/99                           25675                                27699
08/31/99                           27312                                28865
11/30/99                           28870                                30929
02/29/00                           27611                                31614
05/31/00                           29539                                31562
08/31/00                           29800                                32750
11/30/00                           29294                                28650
02/28/01                           29532                                27177
05/31/01                           29550                                26942
08/31/01                           27746                                24527
11/30/01                           26354                                24152

[end line chart]

Average Annual Total Returns of Class A Shares of the Fund at 11/30/01(1)
1-Year -15.21%     5-Year 5.88%     10-Year 10.18%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                       Oppenheimer Quest          Morgan Stanley Capital
                 Global Value Fund, Inc.                   International
                               (Class B)               (MSCI)World Index

09/01/93                           10000                           10000
11/30/93                            9833                            9520
02/28/94                           10777                           10512
05/31/94                           10642                           10401
08/31/94                           11041                           10894
11/30/94                           10604                           10442
02/28/95                           10741                           10542
05/31/95                           11657                           11540
08/31/95                           12301                           11850
11/30/95                           12631                           12427
02/29/96                           13087                           13108
05/31/96                           13809                           13659
08/31/96                           13656                           13402
11/30/96                           14657                           14818
02/28/97                           15282                           14934
05/31/97                           16151                           16058
08/31/97                           16926                           16463
11/30/97                           16945                           16743
02/28/98                           18246                           18606
05/31/98                           19357                           19344
08/31/98                           16178                           17143
11/30/98                           18450                           20164
02/28/99                           18552                           21046
05/31/99                           19903                           21963
08/31/99                           21139                           22887
11/30/99                           22359                           24524
02/29/00                           21385                           25067
05/31/00                           22878                           25026
08/31/00                           23080                           25968
11/30/00                           22688                           22716
02/28/01                           22872                           21549
05/31/01                           22886                           21363
08/31/01                           21489                           19447
11/30/01                           20411                           19150

[end line chart]

Average Annual Total Returns of Class B Shares of the Fund at 11/30/01(1)
1-Year -14.65%     5-Year 6.31%     Since Inception 9.04%

1. See Notes on page 10 for further details.

                 8 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                       Oppenheimer Quest          Morgan Stanley Capital
                 Global Value Fund, Inc.                   International
                               (Class C)               (MSCI)World Index

09/01/93                          10000                            10000
11/30/93                           9833                             9520
02/28/94                          10770                            10512
05/31/94                          10642                            10401
08/31/94                          11041                            10894
11/30/94                          10597                            10442
02/28/95                          10725                            10542
05/31/95                          11633                            11540
08/31/95                          12277                            11850
11/30/95                          12599                            12427
02/29/96                          13052                            13108
05/31/96                          13773                            13659
08/31/96                          13629                            13402
11/30/96                          14620                            14818
02/28/97                          15245                            14934
05/31/97                          16122                            16058
08/31/97                          16888                            16463
11/30/97                          16906                            16743
02/28/98                          18207                            18606
05/31/98                          19318                            19344
08/31/98                          16141                            17143
11/30/98                          18412                            20164
02/28/99                          18512                            21046
05/31/99                          19862                            21963
08/31/99                          21097                            22887
11/30/99                          22281                            24524
02/29/00                          21276                            25067
05/31/00                          22729                            25026
08/31/00                          22898                            25968
11/30/00                          22483                            22716
02/28/01                          22630                            21549
05/31/01                          22616                            21363
08/31/01                          21193                            19447
11/30/01                          20112                            19150

[end line chart]

Average Annual Total Returns of Class C Shares of the Fund at 11/30/01(1)
1-Year -11.36%     5-Year 6.59%     Since Inception 8.84%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                       Oppenheimer Quest      Morgan Stanley Capital
                 Global Value Fund, Inc.               International
                               (Class N)           (MSCI)World Index

03/01/01                           10000                       10000
05/31/01                            9976                        9913
08/31/01                            9361                        9025
11/30/01                            8813                        8887

[end line chart]

Cumulative Total Return of Class N Shares of the Fund at 11/30/01(1) Since Inception -11.87%

The performance information for the Morgan Stanley Capital International (MSCI) World Index in the graphs begins on 11/30/91 for Class A, 8/31/93 for both Class B and Class C, and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                 9 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                10 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Class A shares were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns included the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                11 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  November 30, 2001

                                                          Market Value
                                            Shares          See Note 1
======================================================================
Common Stocks-93.5%
----------------------------------------------------------------------
Basic Materials-6.4%
----------------------------------------------------------------------
Chemicals-1.3%
BOC Group plc                              174,000         $ 2,635,262
----------------------------------------------------------------------
Syngenta AG(1)                              40,198           2,036,368
                                                           -----------
                                                             4,671,630
----------------------------------------------------------------------
Metals-4.0%
Alcan, Inc.                                205,600           7,397,488
----------------------------------------------------------------------
Alcoa, Inc.                                120,000           4,632,000
----------------------------------------------------------------------
Rio Tinto plc                              152,926           2,867,854
                                                           -----------
                                                            14,897,342
----------------------------------------------------------------------
Paper-1.1%
Willamette Industries, Inc.                 83,600           4,033,700
----------------------------------------------------------------------
Capital Goods-6.5%
----------------------------------------------------------------------
Aerospace/Defense-1.8%
BAE Systems Holdings, Inc.                 760,000           3,457,437
----------------------------------------------------------------------
Boeing Co.                                  97,900           3,436,290
                                                           -----------
                                                             6,893,727
----------------------------------------------------------------------
Electrical Equipment-0.4%
Hitachi Ltd.                               218,000           1,611,273
----------------------------------------------------------------------
Industrial Services-1.6%
Technip-Coflexip SA                         51,300           6,040,324
----------------------------------------------------------------------
Manufacturing-2.7%
Canon Sales Co., Inc.                       97,500             736,477
----------------------------------------------------------------------
ITT Industries, Inc.                       111,900           5,487,576
----------------------------------------------------------------------
Smiths Group plc                           393,142           3,700,355
                                                           -----------
                                                             9,924,408
----------------------------------------------------------------------
Communication Services-7.8%
----------------------------------------------------------------------
Telecommunications: Long Distance-5.2%
Nippon Telegraph & Telephone Corp.             530           2,195,419
----------------------------------------------------------------------
Sprint Corp. (Fon Group)                   208,900           4,551,931
----------------------------------------------------------------------
Verizon Communications, Inc.                26,823           1,260,681
----------------------------------------------------------------------
WorldCom, Inc./MCI Group                    16,670             218,544
----------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(1)           755,205          10,980,681
                                                           -----------
                                                            19,207,256
----------------------------------------------------------------------
Telephone Utilities-1.9%
SBC Communications, Inc.                   187,900           7,023,702
----------------------------------------------------------------------
Telecommunications: Wireless-0.7%
Panafon Hellenic Telecom SA, GDR           558,962           2,778,041
----------------------------------------------------------------------
Telesp Celular Participacoes SA                 40                   -
                                                           -----------
                                                             2,778,041

                12 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                                                          Market Value
                                            Shares          See Note 1
----------------------------------------------------------------------
Consumer Cyclicals-8.2%
----------------------------------------------------------------------
Autos & Housing-3.3%
Bayerische Motoren Werke AG (BMW)          112,174         $ 3,615,862
----------------------------------------------------------------------
Compagnie de Saint Gobain                   18,500           2,698,422
----------------------------------------------------------------------
Nissan Motor Co.                           563,000           2,780,247
----------------------------------------------------------------------
Peugeot SA                                  75,988           3,216,915
                                                           -----------
                                                            12,311,446
----------------------------------------------------------------------
Media-0.5%
Singapore Press Holdings Ltd.              169,000           1,753,495
----------------------------------------------------------------------
Retail: General-0.2%
Dollar General Corp.                        58,400             788,400
----------------------------------------------------------------------
Retail: Specialty-3.9%
Boots Co. plc                              368,396           3,099,680
----------------------------------------------------------------------
Great Universal Stores (The)plc            488,343           4,352,662
----------------------------------------------------------------------
Kingfisher plc                           1,221,347           6,967,052
                                                           -----------
                                                            14,419,394
----------------------------------------------------------------------
Textile/Apparel & Home Furnishings-0.3%
Yue Yuen Industrial Holdings Ltd.          671,400           1,308,570
----------------------------------------------------------------------
Consumer Staples-9.9%
----------------------------------------------------------------------
Beverages-2.3%
Cadbury Schweppes plc                      283,000           1,795,959
----------------------------------------------------------------------
Pernod-Ricard SA                            93,500           6,906,892
                                                           -----------
                                                             8,702,851
----------------------------------------------------------------------
Broadcasting-0.5%
Clear Channel Communications, Inc.(1)       39,000           1,822,470
----------------------------------------------------------------------
Entertainment-2.9%
Learning Technology plc(1,2)               510,000                   -
----------------------------------------------------------------------
McDonald's Corp.                           405,900          10,894,356
                                                           -----------
                                                            10,894,356
----------------------------------------------------------------------
Food & Drug Retailers-2.8%
CVS Corp.                                  118,000           3,180,100
----------------------------------------------------------------------
Kroger Co.(The)(1)                         281,000           7,114,920
                                                           -----------
                                                            10,295,020
----------------------------------------------------------------------
Household Goods-1.4%
Kao Corp.                                  127,000           2,712,882
----------------------------------------------------------------------
Shiseido Co. Ltd.                          241,000           2,337,183
                                                           -----------
                                                             5,050,065

                13 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                          Market Value
                                            Shares          See Note 1
----------------------------------------------------------------------
Energy-7.0%
----------------------------------------------------------------------
Energy Services-1.3%
Halliburton Co.                             78,100         $ 1,673,683
----------------------------------------------------------------------
Transocean Sedco Forex, Inc.               114,000           3,226,200
                                                           -----------
                                                             4,899,883
----------------------------------------------------------------------
Oil: Domestic-4.5%
Anadarko Petroleum Corp.                    54,600           2,833,740
----------------------------------------------------------------------
ChevronTexaco Corp.                         96,465           8,200,490
----------------------------------------------------------------------
Phillips Petroleum Co.                     103,140           5,737,678
                                                           -----------
                                                            16,771,908
----------------------------------------------------------------------
Oil: International-1.2%
Suncor Energy, Inc.                        146,000           4,380,836
----------------------------------------------------------------------
Financial-27.5%
----------------------------------------------------------------------
Banks-12.0%
DBS Group Holdings Ltd.                    571,000           3,554,718
----------------------------------------------------------------------
Empresa Nacional de Comercio Redito e
 Participacoes SA, Preference(1,2)       3,050,000               3,616
----------------------------------------------------------------------
FleetBoston Financial Corp.                 80,000           2,940,000
----------------------------------------------------------------------
J.P. Morgan Chase & Co.                     86,300           3,255,236
----------------------------------------------------------------------
Lloyds TSB Group plc                       404,692           4,166,888
----------------------------------------------------------------------
M&T Bank Corp.                             129,200           9,108,600
----------------------------------------------------------------------
Nordea AB                                  704,952           3,527,516
----------------------------------------------------------------------
PNC Financial Services Group                17,000             985,150
----------------------------------------------------------------------
Skandinaviska Enskilda Banken (SEB)        404,165           3,555,792
----------------------------------------------------------------------
Wells Fargo Co.                            320,000          13,696,000
                                                           -----------
                                                            44,793,516
----------------------------------------------------------------------
Diversified Financial-12.7%
Citigroup, Inc.                            175,333           8,398,451
----------------------------------------------------------------------
Fannie Mae                                  35,800           2,813,880
----------------------------------------------------------------------
Freddie Mac                                363,700          24,066,029
----------------------------------------------------------------------
Household International, Inc.              104,400           6,158,556
----------------------------------------------------------------------
John Hancock Financial Services, Inc.       59,000           2,321,060
----------------------------------------------------------------------
Nikko Cordial Corp.                        663,000           3,500,244
                                                           -----------
                                                            47,258,220
----------------------------------------------------------------------
Insurance-2.8%
Aon Corp.                                    2,000              71,660
----------------------------------------------------------------------
Canada Life Financial Corp.                 70,000           1,950,754
----------------------------------------------------------------------
Swiss Reinsurance Co.(1)                    47,213           4,759,144
----------------------------------------------------------------------
Zurich Financial Services AG                14,833           3,778,506
                                                           -----------
                                                            10,560,064

                14 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                                                          Market Value
                                            Shares          See Note 1
----------------------------------------------------------------------
Healthcare-7.0%
----------------------------------------------------------------------
Healthcare/Drugs-5.7%
American Home Products Corp.                95,000          $5,709,500
----------------------------------------------------------------------
GlaxoSmithKline plc                        192,086           4,821,236
----------------------------------------------------------------------
Novartis AG                                 84,240           2,956,687
----------------------------------------------------------------------
Sankyo Co. Ltd.                            199,000           3,466,983
----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR    72,000           4,212,000
                                                            ----------
                                                            21,166,406
----------------------------------------------------------------------
Healthcare/Supplies & Services-1.3%
Essilor International SA                    94,000           2,752,280
----------------------------------------------------------------------
Terumo Corp.                               163,200           2,140,741
                                                            ----------
                                                             4,893,021
----------------------------------------------------------------------
Technology-8.2%
----------------------------------------------------------------------
Computer Hardware-2.6%
Dell Computer Corp.(1)                     149,900           4,186,707
----------------------------------------------------------------------
EMC Corp.(1)                               186,000           3,122,940
----------------------------------------------------------------------
Sun Microsystems, Inc.(1)                  163,000           2,321,120
                                                            ----------
                                                             9,630,767
----------------------------------------------------------------------
Computer Software-0.8%
Amadeus Global Travel Distribution SA      304,781           1,637,405
----------------------------------------------------------------------
Microsoft Corp.(1)                          21,000           1,348,410
                                                            ----------
                                                             2,985,815
----------------------------------------------------------------------
Communications Equipment-2.8%
Agere Systems, Inc.(1)                     311,000           1,604,760
----------------------------------------------------------------------
Cisco Systems, Inc.(1)                      96,100           1,964,284
----------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares       237,000           5,453,370
----------------------------------------------------------------------
Vodafone Group plc                         588,712           1,511,212
                                                            ----------
                                                            10,533,626
----------------------------------------------------------------------
Electronics-2.0%
Analog Devices, Inc.(1)                     65,800           2,796,500
----------------------------------------------------------------------
General Motors Corp., Cl.H(1)              126,300           1,818,720
----------------------------------------------------------------------
Matsushita Electric Works Ltd.             164,000           1,445,257
----------------------------------------------------------------------
Texas Instruments, Inc.                     41,000           1,314,050
                                                            ----------
                                                             7,374,527
----------------------------------------------------------------------
Transportation-1.0%
----------------------------------------------------------------------
Railroads & Truckers-1.0%
Canadian National Railway Co.               43,000           1,921,963
----------------------------------------------------------------------
Yamato Transport Co. Ltd.                   91,000           1,733,228
                                                            ----------
                                                             3,655,191

                15 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                          Market Value
                                            Shares          See Note 1
----------------------------------------------------------------------
Utilities-4.0%
----------------------------------------------------------------------
Electric Utilities-2.5%
Exelon Corp.                               106,600        $  4,755,426
----------------------------------------------------------------------
Hongkong Electric Holdings Ltd.          1,294,000           4,737,100
                                                          ------------
                                                             9,492,526
----------------------------------------------------------------------
Gas Utilities-1.5%
NiSource, Inc.                              16,300             340,670
----------------------------------------------------------------------
Tokyo Gas Co. Ltd.                       1,895,000           5,171,540
                                                          ------------
                                                             5,512,210
                                                          ------------
Total Common Stocks (Cost $348,187,485)                    348,335,986

                                         Principal
                                            Amount
======================================================================
Short-Term Notes-5.7%

Federal Home Loan Bank, 2.15%,         $21,038,000          21,035,662
12/3/01 (Cost $21,035,662)
----------------------------------------------------------------------
Total Investments, at Value                   99.2%        369,371,648
(Cost $369,223,147)
----------------------------------------------------------------------
Other Assets Net of Liabilities                0.8           3,051,102
                                       -------------------------------
Net Assets                                   100.0%       $372,422,750
                                       ===============================

Footnotes to Statement of Investments

1.Non-income-producing security.
2.Identifies issues considered to be illiquid or restricted-See Note 6 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification          Market Value             Percent
----------------------------------------------------------------------
United States                         $213,230,514                57.7%
Great Britain                           39,375,597                10.7
Japan                                   29,831,473                 8.1
France                                  21,614,833                 5.9
Canada                                  15,651,041                 4.2
Switzerland                             13,530,704                 3.7
Sweden                                   7,083,308                 1.9
Hong Kong                                6,045,671                 1.6
Finland                                  5,453,370                 1.5
Singapore                                5,308,213                 1.4
Israel                                   4,212,000                 1.1
Germany                                  3,615,862                 1.0
Greece                                   2,778,041                 0.8
Spain                                    1,637,405                 0.4
Brazil                                       3,616                 0.0
                                      ---------------------------------
Total                                 $369,371,648               100.0%
                                      =================================

See accompanying Notes to Financial Statements.

                16 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2001

=======================================================================
Assets

Investments, at value (cost $369,223,147)-see
accompanying statement                                    $369,371,648
-----------------------------------------------------------------------
Cash                                                           151,783
-----------------------------------------------------------------------
Receivables and other assets:
Investments sold                                             2,584,367
Interest and dividends                                       1,242,229
Shares of capital stock sold                                    87,572
Other                                                           23,083
                                                          -------------
Total assets                                               373,460,682

=======================================================================
Liabilities

Payables and other liabilities:
Shares of capital stock redeemed                               350,937
Investments purchased                                          301,471
Distribution and service plan fees                             155,814
Shareholder reports                                            100,127
Directors' compensation                                         42,836
Custodian fees                                                  25,546
Legal, auditing and other professional fees                     18,945
Other                                                           42,256
                                                          -------------
Total liabilities                                            1,037,932

=======================================================================
Net Assets                                                $372,422,750
                                                          =============
=======================================================================
Composition of Net Assets

Par value of shares of capital stock                      $    256,047
-----------------------------------------------------------------------
Additional paid-in capital                                 384,940,232
-----------------------------------------------------------------------
Overdistributed net investment income                          (41,563)
-----------------------------------------------------------------------
Accumulated net realized gain (loss)on investments and
foreign currency transactions                              (12,873,443)
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation)on investments
and translation of assets and liabilities denominated in
foreign currencies                                             141,477
                                                          -------------
Net Assets                                                $372,422,750
                                                          =============

                17 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Continued

======================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based
on net assets of $238,881,526 and 16,180,801 shares of
capital stock outstanding)                                      $14.76
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                        $15.66
-----------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge)and offering price per
share (based on net assets of $93,590,089 and 6,599,965
shares of capital stock outstanding)                            $14.18
-----------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $39,429,048 and 2,788,597
shares of capital stock outstanding)                            $14.14
-----------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge)and offering price per
share (based on net assets of $522,087 and 35,381 shares
of capital stock outstanding)                                   $14.76

See accompanying Notes to Financial Statements.

                18 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2001

======================================================================
Investment Income

Dividends (net of foreign withholding taxes of $492,484) $  7,036,232
----------------------------------------------------------------------
Interest                                                      565,799
                                                         -------------
Total income                                                7,602,031

======================================================================
Expenses

Management fees                                             3,120,282
----------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                     1,090,336
Class B                                                     1,054,954
Class C                                                       425,571
Class N                                                         1,030
----------------------------------------------------------------------
Administrative fees                                         1,044,145
----------------------------------------------------------------------
Transfer and shareholder servicing agent fees                 768,651
----------------------------------------------------------------------
Shareholder reports                                           130,868
----------------------------------------------------------------------
Custodian fees and expenses                                    93,843
----------------------------------------------------------------------
Directors' compensation                                        20,300
----------------------------------------------------------------------
Other                                                         265,252
                                                         -------------
Total expenses                                              8,015,232
Less reduction to custodian expenses                          (11,288)
                                                         -------------
Net expenses                                                8,003,944

======================================================================
Net Investment Loss                                          (401,913)

======================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss)on:
Investments                                                 4,972,162
Foreign currency transactions                             (16,432,091)
                                                         -------------
Net realized gain (loss)                                  (11,459,929)
----------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)on:
Investments                                               (43,877,162)
Translation of assets and liabilities denominated in
foreign currencies                                         12,629,889
                                                         -------------
Net change                                                (31,247,273)
                                                         -------------
Net realized and unrealized gain (loss)                   (42,707,202)
======================================================================
Net Decrease in Net Assets Resulting from Operations     $(43,109,115)
                                                         =============

See accompanying Notes to Financial Statements.

                19 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,                                                     2001               2000
===================================================================================================
Operations

Net investment income (loss)                                       $   (401,913)       $  1,355,697
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (11,459,929)         52,685,451
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                (31,247,273)        (47,185,343)
                                                                   ---------------------------------
Net increase (decrease)in net assets resulting from operations      (43,109,115)          6,855,805

====================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                       -          (3,437,044)
Class B                                                                       -            (751,093)
Class C                                                                       -            (328,253)
Class N                                                                       -                   -
----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             (25,099,364)        (66,722,895)
Class B                                                             (10,311,184)        (28,191,271)
Class C                                                              (4,105,983)        (11,436,021)
Class N                                                                       -                   -

====================================================================================================
Capital Stock Transactions

Net increase (decrease)in net assets resulting from
capital stock transactions:
Class A                                                               5,228,414           4,737,385
Class B                                                                 520,837          (1,132,826)
Class C                                                               2,960,130          (1,436,939)
Class N                                                                 558,287                   -

====================================================================================================
Net Assets

Total decrease                                                      (73,357,978)       (101,843,152)
----------------------------------------------------------------------------------------------------
Beginning of period                                                 445,780,728         547,623,880
                                                                   ---------------------------------
End of period (including overdistributed net investment
income of $41,563 and $40,440, respectively)                       $372,422,750        $445,780,728
                                                                   =================================

See accompanying Notes to Financial Statements.

                20 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Class A      Year Ended November 30,              2001       2000       1999       1998        1997
===================================================================================================
Per Share Operating Data

Net asset value, beginning of period            $17.93     $22.05     $19.37     $18.50      $16.48
-----------------------------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment income (loss)                       .02        .10       (.02)       .03         .03
Net realized and unrealized gain (loss)          (1.62)       .24       3.90       1.63        2.55
                                                -----------------------------------------------------
Total income (loss)from
investment operations                            (1.60)       .34       3.88       1.66        2.58
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 -       (.22)         -       (.03)       (.01)
Dividends in excess of net investment income         -          -       (.09)         -           -
Distributions from net realized gain             (1.57)     (4.24)     (1.11)      (.76)       (.55)
                                                -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (1.57)     (4.46)     (1.20)      (.79)       (.56)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $14.76     $17.93     $22.05     $19.37      $18.50
                                                =====================================================

=====================================================================================================
Total Return, at Net Asset Value(1)             (10.04)%     1.47%     21.64%      9.38%      16.24%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)      $238,882   $285,836   $346,067   $295,596    $267,636
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $269,338   $325,539   $318,701   $291,554    $233,020
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                      0.12%      0.47%     (0.11)%     0.09%       0.17%
Expenses                                          1.71%      1.70%      1.75%      1.76%(3)    1.73%(3)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             71%       104%        78%        59%         32%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                21 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

Class B      Year Ended November 30,               2001       2000       1999       1998       1997
=====================================================================================================
Per Share Operating Data

Net asset value, beginning of period             $17.38     $21.50     $18.92     $18.14     $16.25
-----------------------------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment loss                                (.08)      (.02)      (.13)      (.06)      (.04)
Net realized and unrealized gain (loss)           (1.55)       .25       3.82       1.60       2.48
                                                -----------------------------------------------------
Total income (loss)from
investment operations                             (1.63)       .23       3.69       1.54       2.44
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  -       (.11)         -          -          -
Dividends in excess of net investment income          -          -          -(1)       -          -
Distributions from net realized gain              (1.57)     (4.24)     (1.11)      (.76)      (.55)
                                                -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (1.57)     (4.35)     (1.11)      (.76)      (.55)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.18     $17.38     $21.50     $18.92     $18.14
                                                =====================================================

=====================================================================================================
Total Return, at Net Asset Value(2)              (10.57)%     0.91%     21.05%      8.89%     15.61%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)        $93,590   $114,765   $143,632   $129,071    $98,457
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $105,464   $128,686   $134,690   $118,617    $67,317
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                               (0.48)%    (0.09)%    (0.61)%    (0.41)%    (0.34)%
Expenses                                           2.31%      2.24%      2.25%      2.27%(4)   2.24%(4)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                              71%       104%        78%        59%        32%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                22 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Class C      Year Ended November 30,               2001       2000       1999       1998       1997
=====================================================================================================
Per Share Operating Data

Net asset value, beginning of period             $17.33     $21.46     $18.89     $18.11     $16.22
-----------------------------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment loss                                (.07)      (.02)      (.12)      (.06)      (.03)
Net realized and unrealized gain (loss)           (1.55)       .25       3.80       1.60       2.47
                                                -----------------------------------------------------
Total income (loss)from
investment operations                             (1.62)       .23       3.68       1.54       2.44
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  -       (.12)         -          -          -
Dividends in excess of net investment income          -          -          -(1)       -          -
Distributions from net realized gain              (1.57)     (4.24)     (1.11)      (.76)      (.55)
                                                -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (1.57)     (4.36)     (1.11)      (.76)      (.55)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.14     $17.33     $21.46     $18.89     $18.11
                                                =====================================================
=====================================================================================================
Total Return, at Net Asset Value(2)              (10.54)%     0.91%     21.02%      8.90%     15.64%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)        $39,429    $45,179    $57,925    $51,060    $38,769
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $42,552    $51,539    $52,348    $47,322    $26,735
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                               (0.48)%    (0.10)%    (0.61)%    (0.41)%    (0.34)%
Expenses                                           2.31%      2.24%      2.25%      2.27%(4)   2.24%(4)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                              71%       104%        78%        59%        32%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                23 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

                                                       Period Ended
Class N                                        November 30, 2001(1)
======================================================================
Per Share Operating Data

Net asset value, beginning of period                         $16.58
----------------------------------------------------------------------
Income (loss)from investment operations:
Net investment income                                             -(2)
Net realized and unrealized gain (loss)                       (1.82)
                                                             ---------
Total income (loss)from investment operations                 (1.82)
----------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -
Dividends in excess of net investment income                      -
Distributions from net realized gain                              -
                                                             ---------
Total dividends and/or distributions to shareholders              -
----------------------------------------------------------------------
Net asset value, end of period                               $14.76
                                                             =========

======================================================================
Total Return at Net Asset Value(3)                           (10.98)%

======================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                       $522
----------------------------------------------------------------------
Average net assets (in thousands)                              $275
----------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                           (0.05)%
Expenses                                                       1.81%
----------------------------------------------------------------------
Portfolio turnover rate                                          71%

1. For the period from March 1, 2001 (inception of offering)to November 30,
2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                24 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1.Significant Accounting Policies

Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. Beginning September 1, 2001, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)within 30 days of their purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                25 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
1. Significant Accounting Policies  Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required.

As of November 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  ----------------------------------
                       2009               $5,716,132

     As of November 30, 2001, the Fund had approximately $6,061,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $78,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
-------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended November 30, 2001, the Fund's projected benefit obligations were increased by $2,038 and payments of $916 were made to retired directors, resulting in an accumulated liability of $41,561 as of November 30, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                26 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss)and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $1,432,873, a decrease in overdistributed net investment income of $400,790, and a decrease in accumulated net realized loss on investments of $1,032,083. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                27 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
2. Capital Stock

The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                               Year Ended November 30, 2001(1)        Year Ended November 30, 2000
                                    Shares           Amount                Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Sold                             9,353,473    $ 151,872,376            14,172,776    $ 253,500,465
Dividends and/or
distributions reinvested         1,420,337       23,975,302             3,701,280       66,549,026
Redeemed                       (10,534,631)    (170,619,264)          (17,624,846)    (315,312,106)
                               --------------------------------------------------------------------
Net increase (decrease)            239,179    $   5,228,414               249,210    $   4,737,385
                               ====================================================================

---------------------------------------------------------------------------------------------------
Class B
Sold                             1,017,781    $  15,705,574               850,350    $  14,822,911
Dividends and/or
distributions reinvested           582,322        9,497,895             1,560,679       27,343,111
Redeemed                        (1,605,198)     (24,682,632)           (2,487,836)     (43,298,848)
                               --------------------------------------------------------------------
Net increase (decrease)             (5,095)   $     520,837               (76,807)   $  (1,132,826)
                               ====================================================================

---------------------------------------------------------------------------------------------------
Class C
Sold                             1,040,947    $  16,074,933               573,203    $   9,961,751
Dividends and/or
distributions reinvested           199,026        3,235,955               601,625       10,510,390
Redeemed                        (1,058,605)     (16,350,758)           (1,267,073)     (21,909,080)
                               --------------------------------------------------------------------
Net increase (decrease)            181,368    $   2,960,130               (92,245)   $ (1,436,939)
                               ====================================================================

---------------------------------------------------------------------------------------------------
Class N
Sold                                37,400    $     588,274                     -    $           -
Dividends and/or
distributions reinvested                 -                -                     -                -
Redeemed                            (2,019)         (29,987)                    -                -
                               --------------------------------------------------------------------
Net increase (decrease)             35,381    $     558,287                     -    $           -
                               ====================================================================

1. For the year ended November 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N Shares.

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2001, were $284,655,225 and $320,682,779, respectively.

As of November 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $370,241,112 was:

             Gross unrealized appreciation                 $ 34,820,072
             Gross unrealized depreciation                  (35,689,536)
                                                           -------------
             Net unrealized appreciation (depreciation)    $   (869,464)
                                                           =============

                28 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400 million, and 0.65% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended November 30, 2001, was an annualized rate of 0.75%.
-------------------------------------------------------------------------------
Administration Fees. Under a separate administration agreement, the Manager provides administrative services to the Fund and handles its business affairs at a fee of 0.25% of the Fund's average daily net assets.
-------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended November 30, 2001, the Manager paid $1,085,193 to the Sub-Advisor.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate           Class A    Commissions    Commissions    Commissions    Commissions
                       Front-End         Front-End     on Class A     on Class B     on Class C     on Class N
                   Sales Charges     Sales Charges         Shares         Shares         Shares         Shares
                      on Class A       Retained by    Advanced by    Advanced by    Advanced by    Advanced by
Year Ended                Shares       Distributor    Distributor(1) Distributor(1) Distributor(1) Distributor(1)
-----------------------------------------------------------------------------------------------------------------
November 30, 2001       $371,011           $72,390       $169,419       $441,959        $78,360         $5,135

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A           Class B           Class C          Class N
                      Contingent        Contingent        Contingent       Contingent
                        Deferred          Deferred          Deferred         Deferred
                   Sales Charges     Sales Charges     Sales Charges    Sales Charges
                     Retained by       Retained by       Retained by      Retained by
Year Ended           Distributor       Distributor       Distributor      Distributor
-------------------------------------------------------------------------------------
November 30, 2001        $13,218          $186,527            $7,162               $5

     The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                29 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
4. Fees and Other Transactions with Affiliates  Continued

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2001, by action of the Board of Directors, the asset-based sales charge rate for Class A shares was reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended November 30, 2001, payments under the Class A Plan totaled $1,090,336, all of which was paid by the Distributor to recipients. That included $35,627 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                30 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Distribution fees paid to the Distributor for the year ended November 30, 2001, were as follows:

                                                                 Distributor's
                                                 Distributor's       Aggregate
                                                     Aggregate    Unreimbursed
                                                  Unreimbursed   Expenses as %
              Total Payments    Amount Retained       Expenses   of Net Assets
                  Under Plan     by Distributor     Under Plan        of Class
-------------------------------------------------------------------------------
Class B Plan      $1,054,954           $812,789     $1,116,417            1.19%
Class C Plan         425,571             46,709        630,559            1.60
Class N Plan           1,030                978         11,787            2.26

===============================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

===============================================================================
6. Illiquid Securities
As of November 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of November 30, 2001, was $3,616, which represents less than 0.01% of the Fund's net assets.

                31 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at November 30, 2001.

                32 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Directors and Shareholders of
Oppenheimer Quest Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Global Value Fund, Inc., including the statement of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1999, were audited by other auditors whose report dated December 21, 1999, expressed an unqualified opinion on this information.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
December 14, 2001

                33 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited

===============================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $1.5672 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 2000, of which $1.5012 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended November 30, 2001, are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                34 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

==================================================================================================
Officers and Directors     Thomas W. Courtney, Chairman of the Board of Directors
                           John V. Murphy, President
                           Paul Y. Clinton, Director
                           Robert G. Galli, Director
                           Lacy B. Herrmann, Director
                           Brian Wruble, Director
                           O. Leonard Darling, Vice President
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Katherine P. Feld, Assistant Secretary
                           Kathleen T. Ives, Assistant Secretary
                           Denis R. Molleur, Assistant Secretary

==================================================================================================
Investment Advisor         OppenheimerFunds, Inc.

==================================================================================================
Sub-Advisor                OpCap Advisors

==================================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

==================================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

==================================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities

==================================================================================================
Independent Auditors       KPMG LLP

==================================================================================================
Legal Counsel              Mayer, Brown & Platt

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                           498 Seventh Avenue, New York, NY 10018

            (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                35 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY

Global Equity      Developing Markets Fund                    Global Fund
                   International Small Company Fund           Quest Global Value Fund
                   Europe Fund                                Global Growth & Income Fund
                   International Growth Fund
--------------------------------------------------------------------------------------------
Equity             Stock                                      Stock & Bond
                   Emerging Technologies Fund                 Quest Opportunity Value Fund
                   Emerging Growth Fund                       Total Return Fund
                   Enterprise Fund                            Quest Balanced Value Fund
                   Discovery Fund                             Capital Income Fund
                   Main Street(R) Small Cap Fund              Multiple Strategies Fund
                   Small Cap Value Fund                       Disciplined Allocation Fund
                   MidCap Fund                                Convertible Securities Fund
                   Main Street(R) Opportunity Fund            Specialty
                   Growth Fund                                Real Asset Fund(R)
                   Capital Appreciation Fund                  Gold & Special Minerals Fund
                   Main Street(R) Growth & Income Fund
                   Value Fund
                   Quest Capital Value Fund
                   Trinity Large Cap Growth Fund(1)
                   Trinity Core Fund
                   Trinity Value Fund
--------------------------------------------------------------------------------------------
Income             Taxable                                    Municipal
                   International Bond Fund                    California Municipal Fund(4)
                   High Yield Fund                            New Jersey Municipal Fund(4)
                   Champion Income Fund                       New York Municipal Fund(4)
                   Strategic Income Fund                      Pennsylvania Municipal Fund(4)
                   Bond Fund                                  Municipal Bond Fund
                   Senior Floating Rate Fund                  Intermediate Municipal Fund
                   U.S. Government Trust
                   Limited-Term Government Fund
                   Capital Preservation Fund(2)
                   Rochester Division
                   Rochester National Municipals(3)
                   Rochester Fund Municipals
                   Limited Term New York Municipal Fund
--------------------------------------------------------------------------------------------
Select Managers    Stock                                      Stock & Bond
                   Mercury Advisors Focus Growth Fund         QM Active Balanced Fund(2)
                   Gartmore Millennium Growth Fund II(5)
                   Jennison Growth Fund
                   Salomon Brothers Capital Fund
                   Mercury Advisors S&P 500(R)Index Fund(2)
--------------------------------------------------------------------------------------------
Money Market(6)    Money Market Fund                          Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An Investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                36 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

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INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance(1). So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
-----------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-----------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-----------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
-----------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
-----------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-----------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at www.oppenheimerfunds.com.
-----------------------------------------------------------
Ticker Symbols
Class A:QVGLX Class B:QGLBX Class C:QGLCX Class N:QGLNX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                     [logo] OppenheimerFunds(R)
RA0254.001.1101 January 29, 2002                              Distributor, Inc.